UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________

FORM 8-K

_________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2023

_________________________________

AINOS, INC.
(Exact name of registrant as specified in its charter)

Texas	0-20791	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108 (858) 869-2986
(Address and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIMD	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Common Stock Purchase Warrants	AIMDW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)

The Audit Committee (the “Committee”) of the Board of Directors of Ainos, Inc., a Texas corporation (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Committee invited several PCAOB registered public accounting firms to participate in this process. As a result of this process, the Committee decided not to renew or extend the Company’s engagement of PWR CPA LLP (“PWR”), as the Company’s independent registered public accounting firm.

PWR’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2021 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2021, and 2022, and the subsequent interim periods through April 10, 2023, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and PWR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PWR’s satisfaction, would have caused PWR to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S- K except that PWR advised the Company of the existence of deficiencies in the design and implementation of internal reporting controls as of December 31, 2021 which was remediated by the Company as of December 31, 2022.

The Company provided PWR with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that PWR furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of PWR’s letter dated April 10, 2023, is filed as Exhibit 16.1 hereto.

(b)

On March 30, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of Ainos, Inc., a Texas corporation (the “Company”), approved the engagement of KCCW Accountancy Corp. (“KWWC”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2023, effective April 10, 2023, and contemporaneously with the dismissal of PWR CPA LLP (“PWR”) as the Company's independent registered public accounting firm.

During the fiscal years ended December 31, 2021, and 2022, and the subsequent interim periods through April 10, 2023, neither the Company nor anyone acting on its behalf has consulted with KWWC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that KWWC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

16.1	Letter from PWR CPA LLP to the Securities and Exchange Commission dated April 10, 2023

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: April 10, 2023	By:	/s/ Chun-Hsien Tsai
Name: Chun-Hsien Tsai
Title: Chief Executive Officer

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EXHIBIT 16.1

April 10, 2023

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re: Ainos, Inc. Changes in Registrant’s Certifying Accountant

We have read the statements made by Ainos, Inc., which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K of the Company dated April 10, 2023, and agree with such statements contained in Item 4.01(a) as they pertain to our firm. We have no basis to agree or disagree with the statements contained in Item 4.01(b).

Sincerely,

/s/ PWR CPA LLP

PWR CPA LLP

Houston, Texas

PCAOB #6686

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